Business combinations - Summary of Pro-Forma Financial Information (Detail) (JPY ¥) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
Mar. 31, 2012
Business combinations
Total revenue	¥ 1,892,851
Net income (loss) attributable to NHI shareholders	¥ (13,951)
Basic net income (loss) attributable to NHI shareholders per share	¥ (3.83)
Diluted net income (loss) attributable to NHI shareholders per share	¥ (3.83)